EXHIBIT 10.1

                                 FIFTH AMENDMENT
                     TO ADDITIONAL SENIOR SECURITY AGREEMENT

         FIFTH AMENDMENT, dated AS OF December 9, 2005 (the "Amendment"), to the Additional Senior Security Agreement referred to below, by and among (i) GENERAL DATACOMM INDUSTRIES, INC., a Delaware corporation, GENERAL DATACOMM, INC., a Delaware corporation ("GDC"), DATACOMM LEASING CORPORATION, a Delaware corporation, GDC HOLDING COMPANY, LLC, a Delaware limited liability company, GDC NAUGATUCK, INC., a Delaware corporation, GDC FEDERAL SYSTEMS, INC., a Delaware corporation, GDC REALTY, INC., a Texas corporation (each, a "Borrower" and collectively, the "Debtors") and Howard S. Modlin ("Modlin") and John L. Segall (together with their successors and assigns the "Secured Party")

         WHEREAS, the Debtors are obligated to repay certain indebtedness owing to Ableco Finance LLC as Agent and the Lenders under that certain Loan and Security Agreement dated as of August 20, 2002 (as amended, supplemented and otherwise modified from time to time, the " Senior Loan Agreement");

         WHEREAS, Secured Party has loaned GDC an aggregate of $1,600,000, which was used to pay and replace obligations owed to the Lenders under the Senior Loan Agreement;

         WHEREAS, GDC and the other Debtors have requested Secured Party to extend the maturity of all of the Notes, fifty percent (50%) of which shall be payable one year after the original due date and fifty percent (50%) of which shall be payable two years after the original due date, as reflected by the Amended and Restated Notes (the "Amended and Restated Notes") being issued in exchange for the Notes. The Amended and Restated Notes eliminate the conversion feature of those Notes which are convertible into GDC Common Stock and unpaid accrued interest aggregating $230,945.21 is added to the Amended and Restated Notes. In connection with the transactions, warrants are being issued to Secured Party as consideration.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

         1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Additional Senior Security Agreement dated December 30, 2003 between the Debtors and the Secured Party as heretofore amended ( the "Security Agreement").

         2. Replacement Notes. The Amended and Restated Notes aggregating $1,830,945.21 including unpaid accrued interest shall be deemed Notes and Indebtedness under the Security Agreement.

         3. Indebtedness Secured. Paragraph 3 of the Security Agreement entitled "Indebtedness Secured" is amended by adding the following new sentence at the end thereof"The Security Interest granted by Debtors secures payment of any and all indebtedness of Parent and its subsidiaries incurred under the Amended and Restated Notes."
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         4.       Miscellaneous.
                  -------------

                  (a) Continued Effectiveness of Security Agreement. Except as otherwise expressly provided herein, the Security Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not constitute an amendment of any other provision of the Security Agreement.

                  (b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                       Borrowers:


                                       GENERAL DATACOMM INDUSTRIES, INC.
                                       a Delaware corporation

                                       By ______________________________________

                                       Title: __________________________________


                                       GENERAL DATACOMM, INC.,
                                       a Delaware corporation

                                       By ______________________________________

                                       Title: __________________________________

                                       DATACOMM LEASING CORPORATION,
                                       a Delaware corporation

                                       By ______________________________________

                                       Title: __________________________________


                                       GDC HOLDING COMPANY, LLC,
                                       a Delaware limited liability company

                                       By ______________________________________

                                       Title: __________________________________


                                       GDC FEDERAL SYSTEMS, INC.,
                                       a Delaware corporation

                                       By ______________________________________

                                       Title: __________________________________


                                       GDC NAUGATUCK, INC.,
                                       a Delaware corporation

                                       By ______________________________________

                                       Title: __________________________________


                                       GDC REALTY, INC.,
                                       a Texas corporation

                                       By ______________________________________

                                       Title: __________________________________


                                       Secured Party
                                       -------------

                                       /s/ HOWARD S. MODLIN
                                       -----------------------------------------
                                       Howard S. Modlin


                                       /s/ JOHN L. SEGALL
                                       -----------------------------------------
                                       John L. Segall